Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report Third-Quarter 2015 Results

(Houston — November 3, 2015) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported third-quarter 2015 results.

Plains All American Pipeline, L.P.

Summary Financial Information (1) (unaudited)

(in millions, except per unit data)

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
	2015	2014	Change	2015	2014	Change
Net income attributable to PAA	$249	$323	(23)%	$657	$994	(34)%

Diluted net income per limited partner unit	$0.24	$0.52	(54)%	$0.53	$1.70	(69)%

Diluted weighted average limited partner units outstanding	399	371	8%	395	367	8%

EBITDA	$483	$526	(8)%	$1,364	$1,625	(16)%

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
	2015	2014	Change	2015	2014	Change
Adjusted net income attributable to PAA	$262	$325	(19)%	$887	$985	(10)%

Diluted adjusted net income per limited partner unit	$0.28	$0.53	(47)%	$1.11	$1.68	(34)%

Adjusted EBITDA	$497	$527	(6)%	$1,605	$1,606	—%

Distribution per limited partner unit declared for the period	$0.700	$0.660	6.1%

(1)                                     PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

“PAA reported third quarter results with adjusted EBITDA of $497 million, which was $17 million above the mid-point of our quarterly guidance range,” said Greg Armstrong, Chairman and CEO of Plains All American. “PAA will pay a quarterly distribution of $0.70 per limited partner unit next week, which is the equivalent of $2.80 per unit on an annualized basis, while PAGP will pay a quarterly distribution of $0.231 per Class A share, or $0.924 per share on an annualized basis.  These distributions represent a 6.1% and 21.1% increase over comparative distributions paid in the same quarter of 2014, respectively.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

“We remain constructive on the intermediate to long-term outlook for crude oil prices, activity levels, and PAA’s growth prospects.  In the near term we remain cautious due to the impacts of excess capacity and related competitive pressures, and our fourth quarter guidance reflects our most current view of the near term environment,” said Armstrong.  “PAA has a solid financial position with over $3 billion of liquidity and numerous capital projects scheduled to come on line or ramp up activity levels over the next 18 months that will contribute meaningfully to our cash flow.  Accordingly, we believe PAA is well positioned to manage through the near term challenges and prosper over the intermediate to long term.”

The following table summarizes selected PAA financial information by segment for the third quarter and nine months ending September 30, 2015:

Summary of Selected Financial Data by Segment (1) (unaudited)

(in millions)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$254	$146	$87	$231	$147	$152

Selected items impacting comparability of segment profit (2)	(1)	2	8	6	2	(11)

Adjusted segment profit	$253	$148	$95	$237	$149	$141

Percentage change in adjusted segment profit versus 2014 period	7%	(1)%	(33)%

	Nine Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2014
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$681	$432	$258	$658	$435	$534

Selected items impacting comparability of segment profit (2)	74	7	152	22	11	(55)

Adjusted segment profit	$755	$439	$410	$680	$446	$479

Percentage change in adjusted segment profit versus 2014 period	11%	(2)%	(14)%

(1)                                     PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods.

(2)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

Third-quarter 2015 Transportation adjusted segment profit increased by 7% over comparable 2014 results. This increase was driven by higher crude oil pipeline volumes associated with our Cactus pipeline and other recently completed organic growth projects primarily within the Permian Basin and Eagle Ford producing regions, earnings from our 50% interest in the BridgeTex pipeline and lower field operating costs.  These increases were partially offset by lost revenues associated with the shutdown of our All American system in California, lower pipeline loss allowance revenues and the impact of a weaker Canadian dollar.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Third-quarter 2015 Facilities adjusted segment profit decreased by 1% versus comparable 2014 results. This decrease was primarily due to a less favorable Canadian dollar and a less favorable environment for both our rail and natural gas storage activities, which was partially offset by lower field operating costs.

Third-quarter 2015 Supply and Logistics adjusted segment profit exceeded the high end of our quarterly guidance range but decreased by 33% compared to 2014 results. This decrease was primarily driven by lower margins and volumes associated with our crude oil lease gathering activities due to less favorable crude oil market conditions, partially offset by higher margins in our NGL sales activities, which benefitted from a stronger US dollar.

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

	Q3 2015	Q2 2015	Q3 2014
Distribution per Class A share declared for the period	$0.231	$0.227	$0.19075
Q3 2015 distribution percentage growth from prior periods		1.8%	21.1%

Conference Call

PAA and PAGP will hold a conference call on November 4, 2015 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the fourth quarter and full year of 2015.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. EST on Wednesday, November 4, 2015 to discuss the following items:

1.              PAA’s third-quarter 2015 performance;

2.              The status of major organic growth projects;

3.              Capitalization and liquidity;

4.              Financial and operating guidance for the fourth quarter and full year of 2015; and

5.              PAA and PAGP’s outlook for the future.

Conference Call Access Instructions

To access the Internet webcast of the conference call, please go to www.plainsallamerican.com, navigate to “Investor Relations,” select “PAA” or “PAGP,” then “News & Events,” and then “Quarterly Earnings.”  Following the live webcast, the call will be archived for a period of sixty (60) days on the website.

Alternatively, access to the live conference call is available by dialing toll free (800) 230-1059. International callers should dial (612) 234-9959.  No password is required.  The slide presentation accompanying the conference call will be available a few minutes prior to the call at the above referenced website.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Telephonic Replay Instructions

To listen to a telephonic replay of the conference call, please dial (800) 475-6701, or (320) 365-3844 for international callers, and enter replay access code 365414.  The replay will be available beginning Wednesday, November 4, 2015, at approximately 1:00 p.m. EST and will continue until 11:59 p.m. EST on December 4, 2015.

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures that are known as “non-GAAP financial measures” (such as adjusted EBITDA and implied distributable cash flow (“DCF”)) in its evaluation of past performance and prospects for the future. Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) provide additional information about our core operating performance and ability to generate and distribute cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) present measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. We have defined all such items as “Selected Items Impacting Comparability.”  We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Although we present selected items that we consider in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions and numerous other factors. These types of variations are not separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Quarterly Report on Form 10-Q.

Adjusted EBITDA and other non-GAAP financial measures are reconciled to the most comparable measures as reported in accordance with GAAP for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Consolidated Financial Statements and notes thereto. In addition, PAA maintains on its website (www.plainsallamerican.com) a reconciliation of adjusted EBITDA and certain commonly used non-GAAP financial information to the most comparable GAAP measures. To access the information, investors should click on “PAA” under the “Investor Relations” tab on the home page, select the “Financial Information” tab and navigate to the “Non-GAAP Reconciliations” link.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, failure to implement or capitalize, or delays in implementing or capitalizing, on planned growth projects; declines in the volume of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; increased costs, or lack of availability, of insurance; non-utilization of our assets and facilities; the effectiveness of our risk management activities; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements and related interpretations; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than minimum contracted volumes until the related credits expire or are used; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 4.4 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas.

Plains GP Holdings is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

REVENUES	$5,551	$11,127	$18,156	$34,005

COSTS AND EXPENSES
Purchases and related costs	4,701	10,166	15,591	31,116
Field operating costs	348	382	1,111	1,078
General and administrative expenses	60	78	217	257
Depreciation and amortization	109	97	326	293
Total costs and expenses	5,218	10,723	17,245	32,744

OPERATING INCOME	333	404	911	1,261

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	45	29	134	73
Interest expense, net	(107)	(85)	(313)	(246)
Other expense, net	(4)	(4)	(7)	(2)

INCOME BEFORE TAX	267	344	725	1,086
Current income tax expense	(11)	(10)	(72)	(62)
Deferred income tax (expense)/benefit	(6)	(10)	6	(28)

NET INCOME	250	324	659	996
Net income attributable to noncontrolling interests	(1)	(1)	(2)	(2)
NET INCOME ATTRIBUTABLE TO PAA	$249	$323	$657	$994

NET INCOME ATTRIBUTABLE TO PAA:
LIMITED PARTNERS	$99	$195	$215	$630
GENERAL PARTNER	$150	$128	$442	$364

BASIC NET INCOME PER LIMITED PARTNER UNIT	$0.25	$0.52	$0.54	$1.71

DILUTED NET INCOME PER LIMITED PARTNER UNIT	$0.24	$0.52	$0.53	$1.70

BASIC WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING	398	370	393	365

DILUTED WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING	399	371	395	367

ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

ADJUSTED NET INCOME ATTRIBUTABLE TO PAA	$262	$325	$887	$985

DILUTED ADJUSTED NET INCOME PER LIMITED PARTNER UNIT	$0.28	$0.53	$1.11	$1.68

ADJUSTED EBITDA	$497	$527	$1,605	$1,606

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	September 30,	December 31,
	2015	2014
ASSETS
Current assets	$2,958	$4,179
Property and equipment, net	13,350	12,272
Goodwill	2,417	2,465
Investments in unconsolidated entities	1,954	1,735
Linefill and base gas	910	930
Long-term inventory	166	186
Other long-term assets, net	462	489
Total assets	$22,217	$22,256

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$3,478	$4,755
Senior notes, net of unamortized discount	9,757	8,757
Other long-term debt	213	5
Other long-term liabilities and deferred credits	553	548
Total liabilities	14,001	14,065

Partners’ capital excluding noncontrolling interests	8,158	8,133
Noncontrolling interests	58	58
Total partners’ capital	8,216	8,191
Total liabilities and partners’ capital	$22,217	$22,256

DEBT CAPITALIZATION RATIOS

(in millions)

	September 30,	December 31,
	2015	2014
Short-term debt	$681	$1,287
Long-term debt	9,970	8,762
Total debt	$10,651	$10,049

Long-term debt	$9,970	$8,762
Partners’ capital	8,216	8,191
Total book capitalization	$18,186	$16,953
Total book capitalization, including short-term debt	$18,867	$18,240

Long-term debt-to-total book capitalization	55%	52%
Total debt-to-total book capitalization, including short-term debt	56%	55%

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$401	$263	$5,254	$424	$281	$10,793
Purchases and related costs (1)	(26)	(7)	(5,032)	(38)	(9)	(10,488)
Field operating costs (1) (2)	(147)	(96)	(110)	(153)	(104)	(122)
Equity-indexed compensation (expense)/benefit - operations	1	1	—	(4)	(1)	—
Segment general and administrative expenses (2) (3)	(23)	(17)	(26)	(20)	(16)	(25)
Equity-indexed compensation (expense)/benefit - general and administrative	3	2	1	(7)	(4)	(6)
Equity earnings in unconsolidated entities	45	—	—	29	—	—
Reported segment profit	$254	$146	$87	231	147	152
Selected items impacting comparability of segment profit (4)	(1)	2	8	6	2	(11)
Adjusted segment profit	$253	$148	$95	$237	$149	$141

Maintenance capital	$34	$16	$2	$35	$19	$2

	Nine Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2014
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$1,203	$789	$17,238	$1,222	$858	$33,021
Purchases and related costs (1)	(85)	(17)	(16,553)	(116)	(47)	(32,041)
Field operating costs (1) (2)	(493)	(284)	(338)	(419)	(307)	(340)
Equity-indexed compensation (expense)/benefit - operations	(5)	(1)	—	(14)	(4)	(2)
Segment general and administrative expenses (2) (3)	(67)	(50)	(79)	(62)	(46)	(79)
Equity-indexed compensation (expense)/benefit - general and administrative	(6)	(5)	(10)	(26)	(19)	(25)
Equity earnings in unconsolidated entities	134	—	—	73	—	—
Reported segment profit	$681	$432	$258	$658	$435	$534
Selected items impacting comparability of segment profit (4)	74	7	152	22	11	(55)
Adjusted segment profit	$755	$439	$410	$680	$446	$479

Maintenance capital	$101	$48	$5	$111	$34	$6

(1)                       Includes intersegment amounts.

(2)                       Field operating costs and Segment general and administrative expenses exclude equity-indexed compensation expense, which is presented separately in the table above.

(3)                       Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)                       Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Transportation segment (average daily volumes in thousands of barrels per day):
Tariff activities
Crude Oil Pipelines
All American	—	40	18	37
Bakken Area Systems (2)	141	164	146	147
Basin / Mesa / Sunrise	815	743	831	734
BridgeTex	100	—	105	—
Cactus	110	—	58	—
Capline	181	178	167	142
Eagle Ford Area Systems (2)	321	247	298	215
Line 63 / Line 2000	121	126	121	119
Manito	43	44	48	44
Mid-Continent Area Systems	342	354	356	350
Permian Basin Area Systems	860	776	817	765
Rainbow	109	104	114	111
Rangeland	58	61	59	65
Salt Lake City Area Systems (2)	155	140	136	134
South Saskatchewan	59	62	62	61
White Cliffs	41	33	43	27
Other	777	823	752	737
NGL Pipelines
Co-Ed	51	57	56	56
Other	149	143	139	127
Tariff activities total	4,433	4,095	4,326	3,871
Trucking	112	131	114	129
Transportation segment total	4,545	4,226	4,440	4,000

Facilities segment (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	100	95	99	95
Rail load / unload volumes (average volumes in thousands of barrels per day)	231	241	223	232
Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97	97	97
NGL fractionation (average volumes in thousands of barrels per day)	98	104	101	94
Facilities segment total (average monthly volumes in millions of barrels) (3)	126	121	126	121

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	927	971	958	932
NGL sales	183	153	209	188
Waterborne cargos	4	—	1	—
Supply and Logistics segment total	1,114	1,124	1,168	1,120

(1)                       Volumes associated with assets employed through acquisitions and capital expansion projects represent total volumes (attributable to our interest) for the number of days or months we employed the assets divided by the number of days or months in the period.

(2)                       Area systems include volumes (attributable to our interest) from our investments in unconsolidated entities.

(3)                       Facilities segment total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Basic Net Income per Limited Partner Unit
Net income attributable to PAA	$249	$323	$657	$994
Less: General partner’s incentive distribution (1)	(148)	(124)	(437)	(351)
Less: General partner 2% ownership (1)	(2)	(4)	(5)	(13)
Net income attributable to limited partners	99	195	215	630
Less: Undistributed earnings allocated and distributions to participating securities (1)	(1)	(1)	(4)	(5)
Net income attributable to limited partners in accordance with application of the two-class method for MLPs	$98	$194	$211	$625

Basic weighted average limited partner units outstanding	398	370	393	365

Basic net income per limited partner unit	$0.25	$0.52	$0.54	$1.71

Diluted Net Income per Limited Partner Unit
Net income attributable to PAA	$249	$323	$657	$994
Less: General partner’s incentive distribution (1)	(148)	(124)	(437)	(351)
Less: General partner 2% ownership (1)	(2)	(4)	(5)	(13)
Net income attributable to limited partners	99	195	215	630
Less: Undistributed earnings allocated and distributions to participating securities (1)	(1)	(1)	(4)	(5)
Net income attributable to limited partners in accordance with application of the two-class method for MLPs	$98	$194	$211	$625

Basic weighted average limited partner units outstanding	398	370	393	365
Effect of dilutive securities: Weighted average LTIP units (2)	1	1	2	2
Diluted weighted average limited partner units outstanding	399	371	395	367

Diluted net income per limited partner unit	$0.24	$0.52	$0.53	$1.70

(1)                       We calculate net income attributable to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

(2)                       Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Selected Items Impacting Comparability - Income/(Loss) (1):
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$39	$27	$(112)	$77
Long-term inventory costing adjustments (3)	(47)	—	(62)	—
Equity-indexed compensation expense (4)	—	(12)	(22)	(48)
Net gain/(loss) on foreign currency revaluation	(6)	(16)	20	(10)
Line 901 incident	—	—	(65)	—
Deferred income tax expense (5)	—	—	(22)	—
Tax effect on selected items impacting comparability	1	(1)	33	(10)
Selected items impacting comparability of net income attributable to PAA	$(13)	$(2)	$(230)	$9

Impact to basic net income per limited partner unit	$(0.03)	$(0.01)	$(0.57)	$0.02
Impact to diluted net income per limited partner unit	$(0.04)	$(0.01)	$(0.58)	$0.02

(1)                       Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)                       Includes mark-to-market and other gains and losses resulting from derivative instruments that are related to underlying activities in another period (or the reversal of mark-to-market gains and losses from a prior period), gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable.

(3)                       Includes the impact of changes in the average cost of long-term inventory that result from fluctuations in market prices and writedowns of such inventory that result from price declines. Long-term inventory consists of minimum working inventory requirements in third-party assets and other working inventory needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to Linefill in our own assets). See Note 5 to our Consolidated Financial Statements included in Part IV of our 2014 Annual Report on Form 10-K for a complete discussion of our long-term inventory.

(4)                       Includes equity-indexed compensation expense associated with LTIP awards that will or may be settled in units, as the dilutive impact of these outstanding awards is included in our diluted net income per unit calculation and the majority of these awards are expected to be settled in units.

(5)                       Includes the initial cumulative effect of the recent change in Canadian tax legislation.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED EARNINGS PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Basic Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$249	$323	$657	$994
Selected items impacting comparability of net income attributable to PAA (1)	13	2	230	(9)
Adjusted net income attributable to PAA	262	325	887	985
Less: General partner’s incentive distribution (2)	(148)	(124)	(437)	(351)
Less: General partner 2% ownership (2)	(3)	(4)	(9)	(12)
Adjusted net income attributable to limited partners	111	197	441	622
Less: Undistributed earnings allocated and distributions to participating securities (2)	(1)	(1)	(4)	(5)
Adjusted limited partners’ net income	$110	$196	$437	$617

Basic weighted average limited partner units outstanding	398	370	393	365

Basic adjusted net income per limited partner unit	$0.28	$0.53	$1.11	$1.69

Diluted Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$249	$323	$657	$994
Selected items impacting comparability of net income attributable to PAA (1)	13	2	230	(9)
Adjusted net income attributable to PAA	262	325	887	985
Less: General partner’s incentive distribution (2)	(148)	(124)	(437)	(351)
Less: General partner 2% ownership (2)	(3)	(4)	(9)	(12)
Adjusted net income attributable to limited partners	111	197	441	622
Less: Undistributed earnings allocated and distributions to participating securities (2)	(1)	(1)	(4)	(5)
Adjusted limited partners’ net income	$110	$196	$437	$617

Diluted weighted average limited partner units outstanding	399	371	395	367

Diluted adjusted net income per limited partner unit	$0.28	$0.53	$1.11	$1.68

(1)                       Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)                       We calculate adjusted net income attributable to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) Reconciliations
Net Income	$250	$324	$659	$996
Add: Interest expense, net	107	85	313	246
Add: Income tax expense	17	20	66	90
Add: Depreciation and amortization	109	97	326	293
EBITDA	$483	$526	$1,364	$1,625
Selected items impacting comparability of EBITDA (1)	14	1	241	(19)
Adjusted EBITDA	$497	$527	$1,605	$1,606

(1)                       Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Adjusted EBITDA to Implied Distributable Cash Flow (“DCF”) Reconciliation
Adjusted EBITDA	$497	$527	$1,605	$1,606
Interest expense, net	(107)	(85)	(313)	(246)
Maintenance capital	(52)	(56)	(154)	(151)
Current income tax expense	(11)	(10)	(72)	(62)
Equity earnings in unconsolidated entities, net of distributions	12	(6)	25	1
Distributions to noncontrolling interests (1)	(1)	(1)	(3)	(3)
Implied DCF (2)	$338	$369	$1,088	$1,145

(1)                       Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

(2)                       Including costs of $65 million related to our Line 901 incident that occurred during May 2015, Implied DCF would have been $1,023 million for the nine months ended September 30, 2015.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net Cash Provided by Operating Activities Reconciliation
EBITDA	$483	$526	$1,364	$1,625
Current income tax expense	(11)	(10)	(72)	(62)
Interest expense, net	(107)	(85)	(313)	(246)
Net change in assets and liabilities, net of acquisitions	205	(138)	216	(129)
Other items to reconcile to net cash provided by operating activities:
Equity-indexed compensation expense/(benefit)	(8)	22	27	90
Net cash provided by operating activities	$562	$315	$1,222	$1,278

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	September 30, 2015			September 30, 2014
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP

REVENUES	$5,551	$—	$5,551	$11,127	$—	$11,127

COSTS AND EXPENSES
Purchases and related costs	4,701	—	4,701	10,166	—	10,166
Field operating costs	348	—	348	382	—	382
General and administrative expenses	60	—	60	78	1	79
Depreciation and amortization	109	1	110	97	—	97
Total costs and expenses	5,218	1	5,219	10,723	1	10,724

OPERATING INCOME	333	(1)	332	404	(1)	403

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	45	—	45	29	—	29
Interest expense, net	(107)	(3)	(110)	(85)	(3)	(88)
Other expense, net	(4)	—	(4)	(4)	—	(4)

INCOME BEFORE TAX	267	(4)	263	344	(4)	340
Current income tax expense	(11)	—	(11)	(10)	—	(10)
Deferred income tax expense	(6)	(18)	(24)	(10)	(9)	(19)

NET INCOME	250	(22)	228	324	(13)	311
Net income attributable to noncontrolling interests	(1)	(195)	(196)	(1)	(294)	(295)
NET INCOME ATTRIBUTABLE TO PAGP	$249	$(217)	$32	$323	$(307)	$16

BASIC AND DILUTED NET INCOME PER CLASS A SHARE			$0.14			$0.12

BASIC AND DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			225			136

(1)                       Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Nine Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2014
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP

REVENUES	$18,156	$—	$18,156	$34,005	$—	$34,005

COSTS AND EXPENSES
Purchases and related costs	15,591	—	15,591	31,116	—	31,116
Field operating costs	1,111	—	1,111	1,078	—	1,078
General and administrative expenses	217	2	219	257	3	260
Depreciation and amortization	326	1	327	293	1	294
Total costs and expenses	17,245	3	17,248	32,744	4	32,748

OPERATING INCOME	911	(3)	908	1,261	(4)	1,257

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	134	—	134	73	—	73
Interest expense, net	(313)	(9)	(322)	(246)	(8)	(254)
Other expense, net	(7)	—	(7)	(2)	—	(2)

INCOME BEFORE TAX	725	(12)	713	1,086	(12)	1,074
Current income tax expense	(72)	—	(72)	(62)	—	(62)
Deferred income tax (expense)/benefit	6	(54)	(48)	(28)	(26)	(54)

NET INCOME	659	(66)	593	996	(38)	958
Net income attributable to noncontrolling interests	(2)	(498)	(500)	(2)	(911)	(913)
NET INCOME ATTRIBUTABLE TO PAGP	$657	$(564)	$93	$994	$(949)	$45

BASIC AND DILUTED NET INCOME PER CLASS A SHARE			$0.42			$0.33

BASIC AND DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			220			136

(1)                       Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	September 30, 2015			December 31, 2014
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP
ASSETS
Current assets	$2,958	$3	$2,961	$4,179	$2	$4,181
Property and equipment, net	13,350	19	13,369	12,272	20	12,292
Goodwill	2,417	—	2,417	2,465	—	2,465
Investments in unconsolidated entities	1,954	—	1,954	1,735	—	1,735
Deferred tax asset	—	1,849	1,849	—	1,705	1,705
Linefill and base gas	910	—	910	930	—	930
Long-term inventory	166	—	166	186	—	186
Other long-term assets, net	462	—	462	489	—	489
Total assets	$22,217	$1,871	$24,088	$22,256	$1,727	$23,983

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$3,478	$2	$3,480	$4,755	$1	$4,756
Senior notes, net of unamortized discount	9,757	—	9,757	8,757	—	8,757
Other long-term debt	213	559	772	5	536	541
Other long-term liabilities and deferred credits	553	—	553	548	—	548
Total liabilities	14,001	561	14,562	14,065	537	14,602

Partners’ capital excluding noncontrolling interests	8,158	(6,361)	1,797	8,133	(6,476)	1,657
Noncontrolling interests	58	7,671	7,729	58	7,666	7,724
Total partners’ capital	8,216	1,310	9,526	8,191	1,190	9,381
Total liabilities and partners’ capital	$22,217	$1,871	$24,088	$22,256	$1,727	$23,983

(1)                       Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

DISTRIBUTION SUMMARY (unaudited)

Q3 2015 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q3 2015 (1)
PAA Distribution/LP Unit	$0.7000
GP Distribution/LP Unit	$0.3872
Total Distribution/LP Unit	$1.0872

PAA LP Units Outstanding at 10/30/15	398

Gross GP Distribution	$160
Less: IDR Reduction	(6)
Net Distribution from PAA to AAP (2)	$154
Less: Debt Service	(3)
Less: G&A Expense	(1)
Plus: Projected Cash Available	1
Cash Available for Distribution by AAP	$151

Distributions to AAP Partners
Direct AAP Owners & AAP Management (65% economic interest)	$98
PAGP (35% economic interest)	53
Total distributions to AAP Partners	$151

Distribution to PAGP Investors	$52
PAGP Class A Shares Outstanding at 10/30/15	227
PAGP Distribution/Class A Share	$0.231

(1)                       Amounts may not recalculate due to rounding.

(2)                       Plains AAP, L.P. (“AAP”) is the general partner of PAA.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Basic and Diluted Net Income per Class A Share
Net income attributable to PAGP	$32	$16	$93	$45
Basic and diluted weighted average Class A shares outstanding	225	136	220	136

Basic and diluted net income per Class A share	$0.14	$0.12	$0.42	$0.33

Contacts:

Ryan Smith	Al Swanson
Director, Investor Relations	Executive Vice President, CFO
(866) 809-1291	(800) 564-3036

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291